                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of October, l997.


                                 /s/ Robert P. Bauman
                                 --------------------
                                 Robert P. Bauman

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of October, l997.


                                /s/ Robert H. Campbell
                                ----------------------
                                Robert H. Campbell

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of October, l997.


                                /s/ Alfred C. DeCrane, Jr.
                                --------------------------
                                Alfred C. DeCrane, Jr.

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of October, l997.


                                 /s/ Bernard M. Fox
                                 ------------------
                                 Bernard M. Fox

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of October, l997.


                                 /s/ Marilyn W. Lewis
                                 --------------------
                                 Marilyn W. Lewis

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 26th day of October, l997.


                                 /s/ Paul F. Oreffice
                                 --------------------
                                 Paul F. Oreffice

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 25th day of October, l997.


                                 /s/ Charles R. Shoemate
                                 -----------------------
                                 Charles R. Shoemate

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 31st day of October, l997.


                                 /s/ Louis W. Sullivan, M.D.
                                 ---------------------------
                                 Louis W. Sullivan, M.D.

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director and Executive Officer of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of October, l997.


                                 /s/ Wilson H. Taylor
                                 --------------------
                                 Wilson H. Taylor

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 23rd day of October, l997.


                                 /s/ Harold A. Wagner
                                 --------------------
                                 Harold A. Wagner

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of CIGNA Corporation, a Delaware corporation ("CIGNA"), hereby makes, designates, constitutes and appoints THOMAS J. WAGNER, CAROL J. WARD and ROBERT A. LUKENS, and each of them (with full power to act without the other), as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in any and all capacities for and in the name, place and stead of the undersigned in connection with the filing with the Securities and Exchange Commission pursuant to the Securities Act of l933, as amended (the "Securities Act"), of any and all registration statements and all amendments thereto pertaining to offerings by CIGNA of debt securities, preferred stock and common stock, including, without limitation, a registration statement on Form S-3 and a registration statement under Rule 462(b) of the Securities Act.

    Such attorneys-in-fact and agents, or any of them, are also hereby granted full power and authority, on behalf of and in the name, place and stead of the undersigned, to execute and deliver all such registration statements, registrations, amendments, qualifications and notifications, to execute and deliver any and all such other documents, and to take further action as they, or any of them, deem appropriate. The powers and authorities granted herein to such attorneys-in-fact and agents, and each of them, also include the full right, power and authority to effect necessary or appropriate substitutions or revocations. The undersigned hereby ratifies, confirms, and adopts, as his own act and deed, all action lawfully taken by such attorneys-in-fact and agents, or any of them, or by their respective substitutes, pursuant to the powers and authorities herein granted. This Power of Attorney expires by its terms and shall be of no further force and effect on May l5, l998.

    IN WITNESS WHEREOF, the undersigned has executed this document as of the 22nd day of October, l997.


                                 /s/ Carol Cox Wait
                                 ------------------
                                 Carol Cox Wait